SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2002

ALLTEL Corporation

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

1-4996

(Commission File Number)

34-0868285

(IRS Employer identification No.)

One Allied Drive, Little Rock, Arkansas 72202

(501) 905-8000

(Address, including zip code, and telephone number, including area code, of

Registrant's principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

SIGNATURE

The undersigned registrant hereby amends and restates Exhibit 99.2 to ALLTEL Corporation's Current Report on Form 8-K dated August 12, 2002, to correct the signature line of the previously filed Exhibit 99.2, which had incorrectly identified Scott T. Ford, as the signatory of the Statement Under Oath of the Chief Financial Officer. Exhibit 99.2, as corrected and filed herein with this amendment, is consistent with the actual manually signed certification delivered to Securities and Exchange Commission on August 13, 2002. There were no other changes to Exhibit 99.2, other than to correct the signature line as discussed above.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

ALLTEL Corporation

Date: August 14, 2002	By: /s/ Jeffery R. Gardner
Name: Jeffery R. Gardner
Title: Senior Vice President and
Chief Financial Officer

ALLTEL Corporation

Current Report On Form 8-K/A

Dated August 12, 2002

EXHIBIT INDEX

Exhibit
No.	Description

99.2	Statement Under Oath of Chief Financial Officer